UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07420

Exact name of registrant as specified in charter:	Delaware Investments Minnesota
Municipal Income Fund II, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Minnesota Municipal Income Fund II, Inc.

December 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 98.00%
Corporate-Backed Revenue Bonds – 6.13%
Cloquet Pollution Control Revenue Refunding (Potlatch Project) 5.90% 10/1/26	$5,500,000	$4,941,475
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	3,166,963
Minneapolis Community Planning & Economic Development Department Supported
(Limited Tax Common Bond Fund) Series A 6.75% 12/1/25 (AMT)	865,000	869,282
Sartell Environmental Improvement Revenue Refunding (International Paper) Series A 5.20% 6/1/27	1,000,000	916,250
		9,893,970
Education Revenue Bonds – 7.67%
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College) Series 6-J1 5.00% 5/1/28	1,500,000	1,503,375
(Carleton College) Series 6-T 5.00% 1/1/28	1,000,000	1,062,260
(College of St. Benedict) Series 5-W 5.00% 3/1/20	2,000,000	2,035,580
(St. Mary's University) Series 5-U 4.80% 10/1/23	1,400,000	1,408,974
(University of St. Thomas)
Series 6-X 5.00% 4/1/29	2,250,000	2,308,972
Series 7-A 5.00% 10/1/39	1,000,000	1,000,380
University of Minnesota
Series A 5.25% 4/1/29	1,000,000	1,105,160
Series C 5.00% 12/1/19	1,290,000	1,476,676
University of the Virgin Islands Improvement Series A 5.375% 6/1/34	500,000	469,310
		12,370,687
Electric Revenue Bonds – 9.20%
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	250,000	260,418
Minnesota Municipal Power Agency Electric Revenue Series A
5.00% 10/1/34	1,900,000	1,922,268
5.25% 10/1/19	1,610,000	1,706,890
Southern Minnesota Municipal Power Agency Supply System Revenue Series A 5.25% 1/1/14 (AMBAC)	5,250,000	5,892,022
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/30 (NATL-RE)	5,000,000	5,062,450
		14,844,048
Escrowed to Maturity Bonds – 16.95%
Dakota - Washington Counties Housing & Redevelopment Authority Revenue
(Bloomington Single Family Residential Mortgage) 8.375% 9/1/21(GNMA) (FHA) (VA) (AMT)	7,055,000	10,258,392
Southern Minnesota Municipal Power Agency Power Supply System Revenue Refunding
Series B 5.50% 1/1/15 (AMBAC)	390,000	413,248
St. Paul Housing & Redevelopment Authority Sales Tax (Civic Center Project)
5.55% 11/1/23	2,300,000	2,498,950
5.55% 11/1/23 (NATL-RE)	4,200,000	4,563,300
University of Minnesota Hospital & Clinics 6.75% 12/1/16	2,580,000	3,177,838
University of Minnesota Series A 5.50% 7/1/21	4,000,000	4,655,160
Western Minnesota Municipal Power Agency Power Supply Revenue Series A 6.625% 1/1/16	1,535,000	1,785,819
		27,352,707
Health Care Revenue Bonds – 14.57%
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services) 5.00% 9/1/24 (RADIAN)	1,500,000	1,472,385
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project) 5.00% 4/1/25	2,000,000	1,919,420
Maple Grove Health Care System Revenue (Maple Grove Hospital) 5.25% 5/1/37	1,000,000	945,890
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	600,000	676,470
Series B 6.50% 11/15/38 (ASSURED GTY)	295,000	329,512
Series D 5.00% 11/15/34 (AMBAC)	2,000,000	1,925,500
Minnesota Agricultural & Economic Development Board Revenue (Fairview Health Care)
Un-Refunded Balance Series A
5.75% 11/15/26 (NATL-RE)	100,000	100,031
6.375% 11/15/29	195,000	198,362
Rochester Health Care & Housing Revenue Refunding (Samaritan Bethany) Series A 7.375% 12/1/41	1,220,000	1,208,788

Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,560,000	1,449,973
St. Cloud Health Care Revenue (Centracare Health System Project)
Series D Remarketing 5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,540,080
St. Louis Park Health Care Facilities Revenue Refunding (Park Nicollet Health Services)
5.75% 7/1/39	1,500,000	1,485,285
Series C 5.50% 7/1/23	1,000,000	1,017,650
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	1,380,000	1,437,311
Series A-1 5.25% 11/15/29	1,395,000	1,399,171
(Health Partners Obligation Group Project) 5.25% 5/15/36	2,000,000	1,797,560
(Regions Hospital Project) 5.30% 5/15/28	1,000,000	947,120
St. Paul Housing & Redevelopment Authority Revenue (Franciscan Health Elderly Project)
5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,705,536
Winona Health Care Facilities Revenue Refunding (Winona Health Obligation Group) 5.00% 7/1/23	1,010,000	953,127
		23,509,171
Housing Revenue Bonds – 8.20%
Chanhassen Multifamily Housing Revenue Refunding
(Heritage Park Apartments Project) 6.20% 7/1/30 (FHA) (HUD Section 8) (AMT)	1,105,000	1,105,851
Dakota County Community Development Agency Mortgage Revenue
5.85% 10/1/30 (GNMA) (FNMA) (AMT)	10,000	10,005
Minneapolis Multifamily Housing Revenue
•(Gaar Scott Loft Project) 5.95% 5/1/30 (AMT) (LOC – U.S. Bank N.A.)	900,000	910,692
(Olson Town Homes Project) 6.00% 12/1/19 (AMT)	755,000	755,023
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	2,000,000	2,008,319
(Sumner Housing Project) Series A 5.15% 2/20/45 (GNMA) (AMT)	2,000,000	1,949,160
Minnesota Housing Finance Agency
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	957,250
Series D 5.95% 2/1/18 (NATL-RE)	120,000	120,521
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,555,000	1,556,990
•Series D 4.75% 7/1/32 (AMT)	1,000,000	939,460
Series I 5.15% 7/1/38 (AMT)	745,000	728,662
Series L 5.10% 7/1/38 (AMT)	1,495,000	1,442,780
Washington County Housing & Redevelopment Authority Revenue Refunding
(Woodland Park Apartments Project) 4.70% 10/1/32	750,000	750,218
		13,234,931
Lease Revenue Bonds – 6.32%
Andover Economic Development Authority Public Facilities Lease Revenue Refunding (Andover Community Center)
5.125% 2/1/24	205,000	227,048
5.20% 2/1/29	410,000	455,285
Puerto Rico Public Buildings Authority Revenue Un-Refunded Balance (Government Facilities Bond)
Series D 5.25% 7/1/27	530,000	510,046
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,385,000	2,468,904
5.25% 12/1/27	2,800,000	2,893,015
(Robert Street Office Building Project) Series 3-11 5.00% 12/1/27	2,000,000	2,069,580
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	680,000	648,407
5.375% 10/1/30	965,000	915,785
		10,188,070
Local General Obligation Bonds – 9.51%
Dakota County Community Development Agency Governmental Housing Refunding
(Senior Housing Facilities) Series A 5.00% 1/1/23	1,100,000	1,162,161
Minneapolis Special School District #1 5.00% 2/1/19 (AGM)	1,175,000	1,263,865
Morris Independent School District #769 5.00% 2/1/28 (NATL-RE)	3,750,000	4,114,913
Rocori Independent School District #750 (School Building) Series B
5.00% 2/1/22	1,010,000	1,138,714
5.00% 2/1/24	1,075,000	1,199,775
5.00% 2/1/25	1,115,000	1,238,096
5.00% 2/1/26	1,155,000	1,278,828
Washington County Housing & Redevelopment Authority Refunding Series B
5.50% 2/1/22 (NATL-RE)	1,705,000	1,759,287
5.50% 2/1/32 (NATL-RE)	2,140,000	2,178,606
		15,334,245

§Pre-Refunded Bonds – 6.20%
Andover Economic Development Authority Public Facilities Lease Revenue (Andover Community Center)
5.125% 2/1/24-14	295,000	326,727
5.20% 2/1/29-14	590,000	655,166
Hennepin County Series B 5.00% 12/1/18-10	2,300,000	2,398,670
Minneapolis Community Planning & Economic Development Department Supported
(Limited Tax Common Bond Fund) Series G-1 5.70% 12/1/19-11	1,100,000	1,176,494
Southern Minnesota Municipal Power Agency Power Supply Revenue Series A 5.75% 1/1/18-13	3,715,000	4,004,584
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) Series B 5.25% 7/1/30-14	1,250,000	1,438,825
		10,000,466
Special Tax Revenue Bonds – 2.50%
Minneapolis Community Planning & Economic Development Department Supported Common Bond Fund
Series 5 5.70% 12/1/27	375,000	376,605
Minneapolis Development Revenue (Limited Tax Supported Common Bond Fund) Series 1 5.50% 12/1/24 (AMT)	1,000,000	1,011,480
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue Series B 5.00% 7/1/46	800,000	680,008
Puerto Rico Sales Tax Financing Sales Tax Revenue First Subordinate Series B 5.75% 8/1/37	1,415,000	1,467,680
Virgin Islands Public Finance Authority Revenue (Senior Lien Matching Fund Loan Notes) Series A 5.25% 10/1/23	500,000	502,460
		4,038,233
State General Obligation Bonds – 1.98%
Puerto Rico Commonwealth Public Improvement Refunding
Series A 5.50% 7/1/17	1,100,000	1,142,405
Series C 6.00% 7/1/39	1,010,000	1,014,353
Puerto Rico Government Development Bank Senior Notes Series B 5.00% 12/1/14	1,000,000	1,033,290
		3,190,048
Transportation Revenue Bonds – 7.85%
Minneapolis - St. Paul Metropolitan Airports Commission Revenue
Series A
5.00% 1/1/22 (NATL-RE)	3,000,000	3,072,090
5.00% 1/1/28 (NATL-RE)	2,120,000	2,141,136
5.25% 1/1/16 (NATL-RE)	1,000,000	1,062,030
Series B
5.00% 1/1/35 (AMBAC)	2,000,000	1,985,880
5.25% 1/1/24 (NATL-RE) (FGIC) (AMT)	1,000,000	1,004,830
St. Paul Housing & Redevelopment Authority Parking Revenue (Block 19 Ramp Project)
Series A 5.35% 8/1/29 (AGM)	3,350,000	3,403,902
		12,669,868
Water & Sewer Revenue Bond – 0.92%
St. Paul Sewer Revenue Series D 5.00% 12/1/21	1,325,000	1,489,433
		1,489,433
Total Municipal Bonds (cost $152,669,764)		158,115,877

Total Value of Securities – 98.00%
(cost $152,669,764)		158,115,877
Receivables and Other Assets Net of Liabilities (See Notes) – 2.00%		3,234,377
Net Assets Applicable to 11,504,975 Shares Outstanding – 100.00%		$161,350,254

§Pre-Refunded Bonds. Municipals bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of December 31, 2009.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association Collateral
GNMA – Government National Mortgage Association Collateral
HUD – Housing and Urban Development
LOC – Letter of Credit
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
VA – Insured by the Veterans Administration

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Minnesota Municipal Income Fund II, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued at market value. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2007 – March 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At December 31, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At December 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$152,669,764
Aggregate unrealized appreciation	$7,624,537
Aggregate unrealized depreciation	(2,178,424)
Net unrealized appreciation	$5,446,113

For federal income tax purposes, at March 31, 2009, capital loss carryforwards of $2,002,111 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,416 expires in 2010, $9,826 expires in 2013, and $1,983,869 expires in 2017.

U. S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

Level 2
Municipal Bonds	$158,115,877
Total	$158,115,877

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2009, 25% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

5. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that, except as disclosed, there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: